EXHIBIT 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                December 2, 2003

--------------------------------------------------------------------------------
               Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

              $975,000,000 (approximate) of Senior Certificates
         Wells Fargo Mortgage Backed Securities 2003-17 Trust, Issuer

              Mortgage Pass-Through Certificates, Series 2003-17

--------------------------------------------------------------------------------
                           Features of the Transaction
--------------------------------------------------------------------------------

o Offering consists of two groups of senior certificates and a PO totaling $975,000,000 expected to be rated AAA by two of the three following rating agencies: Fitch, Moody's and S&P. The two groups of senior certificates are expected to consist of:

      $495,000,000 of 5.25% coupons (Group 1)

      $477,000,000 of 5.50% coupons (Group 2)

o The expected amount of credit support for each group of senior certificates is expected to be approximately 2.50% +/- 0.5% in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

o All collateral consists of conventional fixed-rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Home Mortgage, Inc.

o     The amount of senior certificates is approximate and may vary by up to 5%.

--------------------------------------------------------------------------------
                                   Time Table
--------------------------------------------------------------------------------
   Expected Settlement:                               December 22, 2003
   Cut-off Date:                                       December 1, 2003
   First Distribution  Date                            January 26, 2003
   Distribution Date:                    25th of each month or  the NBD


--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------

Issuer: WFMBS 2003-17 Trust
Underwriter: Goldman, Sachs & Co.
Seller:  Wells Fargo Asset Securities Corporation
Master Servicer: Wells Fargo Bank Minnesota, NA
Servicer: Wells Fargo Home Mortgage, Inc.
Trustee: Wachovia Bank National Association
Type of Issuance: Public
Servicer Advancing: Yes, subject to recoverability
Compensating Interest: Yes, for each Distribution Date, the lesser of (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments.
Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement.
Interest Accrual: Prior calendar month
Clean Up Call: 10% of the Cut-off Date principal balance of the Loans
ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel.
Tax Treatment: REMIC; senior certificates are regular interests.
Structure: Each group will have a senior/subordinate, shifting interest structure with a five-year prepayment lockout to junior certificates. The junior certificates will not be cross-collateralized, while the principal only certificates will be cross-collateralized.
Expected Subordination: 2.50% +/- 0.5% for Groups 1 and 2.
Expected Rating Agencies: Two of the following three rating agencies: Fitch, Moody's and S&P.
Minimum Denomination: $25,000 for the Senior Certificates.
Delivery: Senior certificates - DTC

-----------------------------------------------------------------------------------------------
                                                                                      Total
Preliminary Collateral Description (approximate)     Group 1       Group 2          All Loans
-----------------------------------------------------------------------------------------------
Total Outstanding Principal Balance:              $510,000,000    $490,000,00    $1,000,000,000
-----------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                1,001          1,003             2,004
-----------------------------------------------------------------------------------------------
Average Unpaid Principal Balance of the Mortgage
Loans (000s):                                             $510           $489              $499
-----------------------------------------------------------------------------------------------
Weighted Average Gross Mortgage Interest Rate:            5.53%          5.89%             5.71%
-----------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Stated
Maturity (months):                                         355            355               355
-----------------------------------------------------------------------------------------------
Weighted Average Original Loan-To-Value Ratio:              63%            63%               63%
-----------------------------------------------------------------------------------------------
Primary Residence:                                          96%            95%               96%
------------------------------------------------------------------------------------------------
Cash-out Refinancing/Refinancing Total:                 17%/85%        16%/77%           17%/81%
-----------------------------------------------------------------------------------------------
Full Documentation:                                         50%            49%               49%
-----------------------------------------------------------------------------------------------
Weighted Average FICO Score                                735            733               734
-----------------------------------------------------------------------------------------------
California                                          Maximum 50%    Maximum 50%       Maximum 50%
-----------------------------------------------------------------------------------------------
Single Family Dwellings                                     87%            89%               88%
-----------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.